                                                                   EXHIBIT 10.11

                                NEUROMETRIX, INC.

                       STOCK OPTION AGREEMENT (1998 PLAN)

         NeuroMetrix, Inc., a Delaware corporation (the "Company") hereby grants to Gary L. Gregory, presently of 4951 Mission Hill Place, Tucson, AZ 85718 (the "Grantee"), an option (the "Option") to purchase 440,000 shares of the Company's Common Stock, pursuant to the Company's 1998 Equity Incentive Plan (the "Plan"), a copy of which is attached hereto and is incorporated herein in its entirety by this reference. The Grantee hereby accepts the Option granted subject to the terms and provisions set forth in the Plan and the following additional terms and provisions:

1.   The Option is an incentive option.

2. The price at which shares of Common Stock may be purchased pursuant to the Option is $0.5625 per share, both the price and the number of shares being subject to adjustment only as provided in the Plan.

3. (a) So long as the Grantee remains an employee of the Company, or an employee of a subsidiary corporation of the Company, this Option may be exercised only to the extent of the number of shares as to which this Option is exercisable at such time (the "Vested Amount") according to the following schedule: (i) commencing on July 1, 2003, the Vested Amount shall be 12/42 of the number of shares covered hereby; (ii) on July 31, 2003 and at the end of each full month of employment thereafter the Vested Amount shall increase by 1/42 of the number of shares covered hereby; provided, however, that the Vested Amount shall not exceed 440,000 shares and the number of shares as to which this Option has been previously exercised shall be subtracted from the Vested Amount. This Option may not be exercised at all during the first year after the date hereof or after the tenth anniversary of the date hereof (the "Expiration Date").

     (b) If the Grantee retires from the employ of the Company during the period that this Option may be exercised, this Option shall be exercisable by the Grantee on or prior to the Expiration Date, but only as to the Vested Amount immediately prior to retirement.

     (c) If the Grantee ceases to be eligible to participate in the Plan by reason of his or her death during the period that this Option may be exercised, this Option shall be exercisable either by the Grantee's executor or administrator or, if not so exercised, for the legatees or distributees of the Grantee's estate, on or prior to the Expiration Date, but only as to the Vested Amount immediately prior to death.

     (d) If the Grantee ceases to be eligible to participate in the Plan by reason of the Grantee's permanent and total disability (as determined conclusively by the Company) during the period that this Option may be exercised, this Option shall be exercisable by the Grantee on or prior to the Expiration Date, but only as to the Vested Amount immediately prior to such cessation.

     (e) If the Grantee ceases to be eligible to participate in the Plan for any reason other than retirement, death or permanent and total disability during the period that this Option may be

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     exercised, this Option shall be exercisable by the Grantee on or prior to the Expiration Date, but only as to the Vested Amount immediately prior to such cessation.

     (f) Notwithstanding the foregoing provisions of this section 4, in the event that Grantee is entitled to severance as provided under the heading "Severance" in the letter dated June 19, 2001 from the Company to the Grantee (the "Offer Letter") and Grantee executes the Release (as defined in the Offer Letter), (i) if the first day of the Severance Period (as defined in the Offer Letter) is on or prior to January 1, 2003, then, as of the first day of the Severance Period, the Vested Amount shall be 9/42 of the number of shares covered hereby and (ii) if the first day of the Severance Period occurs after January 1, 2003, then, as of the first day of the Severance Period, the Vested Amount shall be 9/42 of the number of shares covered hereby plus an additional 1/42 of the number of shares covered hereby for each full month of Grantee's employment; provided, however, that the Vested Amount shall not exceed 440,000 shares and the number of shares as to which this Option has been previously exercised shall be subtracted from the Vested Amount. The Vested Amount shall not increase following the commencement of the Severance Period.

     (g) Notwithstanding anything to the contrary in this Agreement, in the event that a Change of Control (as defined in the Offer Letter) results in
     (i) termination of Grantee's employment under circumstances that entitle Grantee to severance as provided in the Offer Letter or (ii) Grantee's resignation as a result of Grantee's required relocation to a worksite more than 50 miles from the Company's then current worksite before the Change in Control, then upon such termination or resignation any unvested and outstanding portion of the Option (if not already vested because of the Change in Control) shall become exercisable.

     WARNING: SUBJECT TO THE PROVISIONS OF SECTION 3(g) OF THIS AGREEMENT, THE OPTION EXERCISE PERIOD MAY BE CUT SHORT IN THE EVENT OF A CHANGE IN CONTROL OF THE COMPANY. SEE SECTION 11.4 OF THE PLAN.

4. The Option shall not be exercisable unless either (a) a registration statement under the Securities Act of 1933, as amended, with respect to the Option and the shares to be issued on the exercise thereof shall have become, and continue to be, effective, or (b) the Grantee (i) shall have represented, warranted and agreed, in form and substance satisfactory to the Company, at the time of exercising the Option, that he or she is acquiring the shares for his or her own account, for investment and not with a view to or in connection with any distribution, (ii) shall have agreed to restrictions on transfer in form and substance satisfactory to the Company and (iii) shall have agreed to an endorsement which makes appropriate reference to such representations, warranties, agreements and restrictions on the certificate(s) representing the shares.

     SHARES ISSUED UPON EXERCISE OF THE OPTION WILL BE SUBJECT TO ALL RESTRICTIONS ON TRANSFER IMPOSED BY THE COMPANY'S CERTIFICATE OF INCORPORATION, AS AMENDED, OR BY-LAWS, AS AMENDED, BY STOCKHOLDERS AGREEMENT, OR BY APPLICABLE STATE OR FEDERAL SECURITIES LAWS.

5. The Option may be exercised, subject to such conditions as the Company's Board of Directors may require in accordance with the Plan, by the giving of written notice, by certified or registered mail, to the Company's Treasurer at its principal place of business in Waltham, Massachusetts, of the election to purchase shares pursuant hereto, which notice shall specify the number of shares to be so purchased, accompanied by full payment for the shares purchased, together with any tax or excise due in respect of issue of such shares, in cash or by certified or bank cashier's check.

6. Notwithstanding anything to the contrary contained herein, no shares shall be issued to the Grantee pursuant to the Option until the Company and the Grantee have made appropriate arrangements for the withholding of applicable income taxes, if any, attributable to the exercise of the Option with respect to such shares, and the Company may require the Grantee to make a cash payment to the Company in the amount of such taxes required to be withheld.

7. In the event the Company proposes an initial public offering of any of its equity securities pursuant to a registration statement under the Securities Act (whether for its own account or the account of others), and if requested in writing by the Company and an underwriter of the proposed offering of common stock or other securities of the Company to sign any "Lock-Up Agreement (the "Lock-Up Agreement"), the Grantee shall agree to sign the Lock-Up Agreement whereby he or she shall not sell, grant any option or right to buy or sell, or otherwise transfer or dispose of in any manner, to the public in open market transactions, any Shares or other equity securities of the Company acquired upon exercise of this Option and held by such Grantee during whatever time period is requested by the Company and the underwriter for restrictions on trading or transfer (the "Lock-Up Period") following the effective date of the registration statement of the Company filed under the Securities Act. The Company may impose stop-transfer instruction with respect to the securities subject to the foregoing restrictions until the end of the Lock-Up Period. Such Lock-Up Period shall not exceed 180 days in length.

THE OPTION IS NOT TRANSFERABLE BY THE GRANTEE OTHERWISE THAN BY WILL OR THE LAWS OF DESCENT AND DISTRIBUTION AND, DURING THE LIFETIME OF THE GRANTEE, MAY BE EXERCISED ONLY BY THE GRANTEE.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of July 1, 2002.

                                   NEUROMETRIX, INC.


                                   By:  /s/ Shai N. Gozani
                                      --------------------
                                        Authorized Signature

                                   ACCEPTED:

                                   /s/ Gary L. Gregory
                                   -------------------
                                   Gary L. Gregory, Grantee

                                NEUROMETRIX, INC.

                           1998 EQUITY INCENTIVE PLAN

                              OPTION EXERCISE FORM

TO:      Treasurer, NEUROMETRIX, INC.

FROM:    ___________________________


I elect to exercise my option to purchase shares of NEUROMETRIX, INC., common stock as follows:

         Date of Option Grant: July 1, 2002

         Exercise Price: $0.5625 per share

         Number of Shares to be Purchased: _____________________

         Total Exercise Price Enclosed: $_______________________

Full payment, in cash, certified check or bank cashier's check, for the shares I am electing to purchase is enclosed with this notice. I understand that issuance of the purchased shares may be conditioned on my payment of any tax or excise due thereon and on fulfillment of requirements specified in Section 6 of the Stock Option Agreement between NEUROMETRIX, INC., and me.


                                        ---------------------------------------
                                        Optionholder's Signature

                                        Date:
                                              ---------------------------------

Received by:

----------------------------------

Date:
      ----------------------------

                                NEUROMETRIX, INC.

                       STOCK OPTION AGREEMENT (1998 PLAN)

         NeuroMetrix, Inc., a Delaware corporation (the "Company") hereby grants to Gary L. Gregory, presently of 4951 Mission Hill Place, Tucson, AZ 85718 (the "Grantee"), an option (the "Option") to purchase 80,000 shares of the Company's Common Stock, pursuant to the Company's 1998 Equity Incentive Plan (the "Plan"), a copy of which is attached hereto and is incorporated herein in its entirety by this reference. The Grantee hereby accepts the Option granted subject to the terms and provisions set forth in the Plan and the following additional terms and provisions:

1.   The Option is an incentive option.

2. The price at which shares of Common Stock may be purchased pursuant to the Option is $0.5625 per share, both the price and the number of shares being subject to adjustment only as provided in the Plan.

3. (a) So long as the Grantee remains an employee of the Company, or an employee of a subsidiary corporation of the Company, this Option may be exercised only to the extent of the number of shares as to which this Option is exercisable at such time (the "Vested Amount") according to the following schedule: (i) commencing on June 5, 2004, the Vested Amount shall be 12/42 of the number of shares covered hereby; (ii) on July 5, 2004 and at the end of each full month of employment thereafter the Vested Amount shall increase by 1/42 of the number of shares covered hereby; provided, however, that the Vested Amount shall not exceed 80,000 shares and the number of shares as to which this Option has been previously exercised shall be subtracted from the Vested Amount. This Option may not be exercised at all during the first year after the date hereof or after the tenth anniversary of the date hereof (the "Expiration Date").

     (b) If the Grantee retires from the employ of the Company during the period that this Option may be exercised, this Option shall be exercisable by the Grantee on or prior to the Expiration Date, but only as to the Vested Amount immediately prior to retirement.

     (c) If the Grantee ceases to be eligible to participate in the Plan by reason of his or her death during the period that this Option may be exercised, this Option shall be exercisable either by the Grantee's executor or administrator or, if not so exercised, for the legatees or distributees of the Grantee's estate, on or prior to the Expiration Date, but only as to the Vested Amount immediately prior to death.

     (d) If the Grantee ceases to be eligible to participate in the Plan by reason of the Grantee's permanent and total disability (as determined conclusively by the Company) during the period that this Option may be exercised, this Option shall be exercisable by the Grantee on or prior to the Expiration Date, but only as to the Vested Amount immediately prior to such cessation.

     (e) If the Grantee ceases to be eligible to participate in the Plan for any reason other than retirement, death or permanent and total disability during the period that this Option may be exercised, this Option shall be exercisable by the Grantee on or prior to the Expiration Date, but only as to the Vested Amount immediately prior to such cessation.

     (f) Notwithstanding the foregoing provisions of this section 4, in the event that Grantee is entitled to severance as provided under the heading "Severance" in the letter dated June 19, 2001 from the Company to the Grantee (the "Offer Letter") and Grantee executes the Release (as defined in the Offer Letter), (i) if the first day of the Severance Period (as defined in the Offer Letter) is on or prior to January 1, 2003, then, as of the first day of the Severance Period, the Vested Amount shall be 9/42 of the number of shares covered hereby and (ii) if the first day of the Severance Period occurs after January 1, 2003, then, as of the first day of the Severance Period, the Vested Amount shall be 9/42 of the number of shares covered hereby plus an additional 1/42 of the number of shares covered hereby for each full month of Grantee's employment; provided, however, that the Vested Amount shall not exceed 80,000 shares and the number of shares as to which this Option has been previously exercised shall be subtracted from the Vested Amount. The Vested Amount shall not increase following the commencement of the Severance Period.

     (g) Notwithstanding anything to the contrary in this Agreement, in the event that a Change of Control (as defined in the Offer Letter) results in
     (i) termination of Grantee's employment under circumstances that entitle Grantee to severance as provided in the Offer Letter or (ii) Grantee's resignation as a result of Grantee's required relocation to a worksite more than 50 miles from the Company's then current worksite before the Change in Control, then upon such termination or resignation any unvested and outstanding portion of the Option (if not already vested because of the Change in Control) shall become exercisable.

     WARNING: SUBJECT TO THE PROVISIONS OF SECTION 3(g) OF THIS AGREEMENT, THE OPTION EXERCISE PERIOD MAY BE CUT SHORT IN THE EVENT OF A CHANGE IN CONTROL OF THE COMPANY. SEE SECTION 11.4 OF THE PLAN.

4. The Option shall not be exercisable unless either (a) a registration statement under the Securities Act of 1933, as amended, with respect to the Option and the shares to be issued on the exercise thereof shall have become, and continue to be, effective, or (b) the Grantee (i) shall have represented, warranted and agreed, in form and substance satisfactory to the Company, at the time of exercising the Option, that he or she is acquiring the shares for his or her own account, for investment and not with a view to or in connection with any distribution, (ii) shall have agreed to restrictions on transfer in form and substance satisfactory to the Company and (iii) shall have agreed to an endorsement which makes appropriate reference to such representations, warranties, agreements and restrictions on the certificate(s) representing the shares.

     SHARES ISSUED UPON EXERCISE OF THE OPTION WILL BE SUBJECT TO ALL RESTRICTIONS ON TRANSFER IMPOSED BY THE COMPANY'S CERTIFICATE OF INCORPORATION, AS AMENDED, OR BY-LAWS, AS AMENDED, BY STOCKHOLDERS AGREEMENT, OR BY APPLICABLE STATE OR FEDERAL SECURITIES LAWS.

5. The Option may be exercised, subject to such conditions as the Company's Board of Directors may require in accordance with the Plan, by the giving of written notice, by certified or registered mail, to the Company's Treasurer at its principal place of business in Waltham, Massachusetts, of the election to purchase shares pursuant hereto, which notice shall specify the number of shares to be so purchased, accompanied by full payment for the shares purchased, together with any tax or excise due in respect of issue of such shares, in cash or by certified or bank cashier's check.

6. Notwithstanding anything to the contrary contained herein, no shares shall be issued to the Grantee pursuant to the Option until the Company and the Grantee have made appropriate arrangements for the withholding of applicable income taxes, if any, attributable to the exercise of the Option with respect to such shares, and the Company may require the Grantee to make a cash payment to the Company in the amount of such taxes required to be withheld.

7. In the event the Company proposes an initial public offering of any of its equity securities pursuant to a registration statement under the Securities Act (whether for its own account or the account of others), and if requested in writing by the Company and an underwriter of the proposed offering of common stock or other securities of the Company to sign any "Lock-Up Agreement (the "Lock-Up Agreement"), the Grantee shall agree to sign the Lock-Up Agreement whereby he or she shall not sell, grant any option or right to buy or sell, or otherwise transfer or dispose of in any manner, to the public in open market transactions, any Shares or other equity securities of the Company acquired upon exercise of this Option and held by such Grantee during whatever time period is requested by the Company and the underwriter for restrictions on trading or transfer (the "Lock-Up Period") following the effective date of the registration statement of the Company filed under the Securities Act. The Company may impose stop-transfer instruction with respect to the securities subject to the foregoing restrictions until the end of the Lock-Up Period. Such Lock-Up Period shall not exceed 180 days in length.

THE OPTION IS NOT TRANSFERABLE BY THE GRANTEE OTHERWISE THAN BY WILL OR THE LAWS OF DESCENT AND DISTRIBUTION AND, DURING THE LIFETIME OF THE GRANTEE, MAY BE EXERCISED ONLY BY THE GRANTEE.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of April 8, 2004.

                                          NEUROMETRIX, INC.
                                          By: /s/ Shai N. Gozani
                                             --------------------
                                              Authorized Signature

                                          ACCEPTED:
                                          /s/ Gary L. Gregory
                                          -------------------
                                          Gary L. Gregory, Grantee

                                NEUROMETRIX, INC.

                           1998 EQUITY INCENTIVE PLAN

                              OPTION EXERCISE FORM

TO:      Treasurer, NEUROMETRIX, INC.

FROM:    ___________________________

I elect to exercise my option to purchase shares of NEUROMETRIX, INC., common stock as follows:

         Date of Option Grant: April 8, 2004

         Exercise Price: $0.5625 per share

         Number of Shares to be Purchased: _____________________

         Total Exercise Price Enclosed: $_______________________

Full payment, in cash, certified check or bank cashier's check, for the shares I am electing to purchase is enclosed with this notice. I understand that issuance of the purchased shares may be conditioned on my payment of any tax or excise due thereon and on fulfillment of requirements specified in Section 6 of the Stock Option Agreement between NEUROMETRIX, INC., and me.


                                          ------------------------------------
                                          Optionholder's Signature

                                          Date:
                                                ------------------------------
Received by:

-----------------------------------

Date:
      -----------------------------